UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 8, 2019, Invitae Corporation (“Invitae”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Clear Genetics, Inc., a Delaware corporation (“Clear”), Catalina Merger Sub A Inc., a Delaware corporation and a wholly owned subsidiary of Invitae (“Merger Sub A”), Catalina Merger Sub B LLC, a Delaware limited liability company and a wholly owned subsidiary of Invitae (“Merger Sub B”), and Shareholder Representative Services LLC, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Clear, providing for the acquisition of all of the capital stock of Clear by Invitae.

On November 12, 2019, Invitae completed its acquisition of Clear in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub A merged with and into Clear, with Clear becoming a wholly-owned subsidiary of Invitae, promptly followed by Clear merging with and into Merger Sub B, with Merger Sub B continuing as a wholly-owned subsidiary of Invitae and the surviving entity in the mergers (collectively, the “Mergers”). The Mergers, taken together, are intended to qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The aggregate consideration in the Mergers for all of the capital stock of Clear was approximately $50.0 million, consisting of approximately $25.0 million in cash and the remainder in Invitae’s common stock, which consideration was subject to adjustment based on the working capital of Clear at the closing of the Mergers, among other things. Invitae will issue an aggregate of 1,462,922 shares of its common stock to the former securityholders of Clear, with such number of shares calculated based upon the average closing price of Invitae’s common stock on the New York Stock Exchange for the twenty (20) trading day period immediately preceding the date of the Merger Agreement. Approximately $0.3 million of the cash consideration and 423,066 shares of the stock consideration are subject to a hold back to satisfy indemnification obligations that may arise in connection with the Merger Agreement.

The shares of Invitae’s common stock issued in the Mergers are being issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933.

In accordance with the terms of the Merger Agreement, Clear obtained a written consent and joinder agreement from all of its securityholders (collectively, the “Consenting Holders”) pursuant to which such Consenting Holders (i) approved the Merger Agreement, the Mergers, and the other transactions and arrangements contemplated by the Merger Agreement, (ii) agreed to the indemnification provisions in the Merger Agreement, (iii) made customary representations and warranties in connection with the acquisition of Invitae’s common stock in the Mergers if such securityholder is receiving Invitae’s common stock pursuant to the Merger Agreement, and (iv) released Invitae from certain claims related to the Mergers.

The obligations of the parties to consummate the Mergers was subject to the satisfaction or waiver of various conditions set forth in the Merger Agreement, including, but not limited to, (i) the accuracy of the representations and warranties of each party contained in the Merger Agreement (subject to certain materiality qualifications), (ii) each party’s compliance with or performance of the covenants and agreements in the Merger Agreement in all material respects, and (iii) entry of offer letters and non-competition agreements with certain employees of Clear.

Registration Rights Agreement

In connection with the Mergers, Invitae entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain securityholders of Clear, pursuant to which Invitae agreed to register for resale on Form S-3ASR the shares of Invitae’s common stock issued in the Mergers. The Registration Rights Agreement provides that such registration rights will expire at such time as such shares of Invitae common stock have been disposed of pursuant to the resale registration statement or pursuant to Rule 144 promulgated under the Securities Act of 1933, or as to any holder when all of such holder’s shares may be sold pursuant to Rule 144 without limitation as to manner of sale restrictions or volume limitation.

The foregoing descriptions of the Merger Agreement, the Registration Rights Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by the full text of the Merger Agreement and the Registration Rights Agreement, which will be filed as exhibits to Invitae’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information required by Item 2.01 relating to the Mergers is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 relating to the issuance of Invitae’s common stock is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 11, 2019, Invitae issued a press release announcing the Mergers. A copy of the press release is furnished as Exhibit 99.1 hereto.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, are “forward-looking statements.” All statements, other than statements of historical facts, included in or incorporated by reference into this Current Report on Form 8-K regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Invitae may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Invitae disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1#	Press Release issued by Invitae Corporation, dated November 11, 2019, announcing the Mergers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	This Exhibit is furnished herewith and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933 except to the extent that Invitae Corporation specifically incorporates it by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2019	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer